Exhibit 99.1

BROOKFIELD ASSET MANAGEMENT COMPLETES PRIVATIZATION OF

BROOKFIELD PROPERTY PARTNERS

All dollar references are in U.S. dollars, unless noted otherwise1

BROOKFIELD NEWS, July 26, 2021 – Brookfield Asset Management Inc. (“BAM”) (NYSE: BAM; TSX: BAM.A) and Brookfield Property Partners L.P. (“BPY”) (Nasdaq: BPY; TSX: BPY.UN) today announced that BAM has completed its previously announced acquisition of all of the limited partnership units of BPY and the exchangeable limited partnership units of Brookfield Office Properties Exchange LP.

Pursuant to the terms of the transaction and subject to pro-ration, unitholders were able to elect to receive, per unit, $18.17 in cash, 0.4006 of a BAM class A limited voting share (“BAM shares”), or 0.7268 of a BPY preferred unit with a liquidation preference of $25.00 per unit (“BPY preferred units”). The BPY preferred units (Nasdaq: BPYPM; TSX: BPYP.PR.A) are expected to begin trading on the Nasdaq Stock Market (“Nasdaq”) and the Toronto Stock Exchange (“TSX”) at market open on July 27, 2021.

The BPY units are expected to be de-listed from the TSX and Nasdaq at market close on July 26, 2021. BPY’s 6.50% Class A Cumulative Redeemable Perpetual Preferred Units, Series 1 (NASDAQ: BPYPP), 6.375% Class A Cumulative Redeemable Perpetual Preferred Units, Series 2 (NASDAQ: BPYPO), and 5.75% Class A Cumulative Redeemable Perpetual Preferred Units, Series 3 (NASDAQ: BPYPN) will continue to be listed on Nasdaq.

The outstanding shares of class A stock of Brookfield Property REIT Inc. (“BPYU”) (NASDAQ: BPYU) were acquired in connection with the transaction in accordance with the terms of the BPYU charter. The shares of BPYU class A stock are expected to be de-listed from Nasdaq at market close on July 26, 2021. As previously announced, BPYU’s 6.375% Series A Cumulative Redeemable Preferred Stock (NASDAQ: BPYUP) will be redeemed for cash on August 19, 2021 at its par value of $25.00 per share, plus accumulated and unpaid dividends (whether or not declared) to, but not including, August 19, 2021, which equals approximately $0.21250 per share, without interest.

Consideration

As previously announced, based on unitholder elections (and deemed elections), together with the amounts owing to holders of BPYU shares, an aggregate of 51,971,192 units were elected for cash, 271,358,615 units were elected for BAM shares and 17,970,971 units were elected for BPY preferred units. As holders elected (or were deemed to have elected) to receive more BAM shares than were available under the transaction, unitholders that elected (or were deemed to have elected) to receive BAM shares will receive 54.5316% of the aggregate BAM shares they elected to receive and the balance will be delivered 93.05% in cash and 6.95% in BPY preferred units.

1 BPY Unitholders who may have elected to receive the Canadian dollar equivalent of any cash amounts payable in connection with the Arrangement, will have their currency converted based on the exchange rate available to the applicable custodian at its typical banking institution on the date such funds are converted (which may be the date on which the Election Deadline occurs or any later date and may be a date other than the date the BPY Units are being exchanged or the date of issue of payment therefor).

Accordingly, any holders who made an election to receive 100% of their consideration in one of the three available options will receive, respectively per BPY unit:

•	100% cash election: $18.17 in cash.

•	100% BAM shares election: approximately $7.69 in cash, 0.2185 BAM shares and 0.0230 BPY preferred units.

•	100% BPY preferred units election: 0.7268 BPY preferred units.

Holders who failed to properly make an election, did not make an election prior to the election deadline of 5:00 p.m. (Toronto time) on July 20, 2021 (or for beneficial holders an earlier deadline that may have been set by their broker or other intermediary), or elected to receive the default consideration and holders of BPYU shares will receive approximately per BPY unit or BPYU share, $12.38 in cash, 0.0913 BAM shares and 0.0657 BPY preferred units.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the transaction, BAM and BPY, together with certain subsidiaries of BPY (collectively, the “Registrants”) have filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 (File No. 333-255512) (the “Registration Statement”) that includes a circular of BPY that also constitutes a prospectus of the Registrants. On June 8, 2021, the SEC declared the Registration Statement effective, and the Registrants mailed the circular/prospectus to BPY unitholders, holders of shares of class A stock, par value $0.01 per share, of Brookfield Property REIT Inc. and holders of exchangeable limited partnership units of Brookfield Office Properties Exchange LP on or about June 17, 2021. BAM and BPY also filed a Rule 13E-3 transaction statement on Schedule 13E-3 relating to the transaction. Each of BAM and BPY also have filed and plan to file other relevant documents with the SEC regarding the transaction. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, CIRCULAR/PROSPECTUS, THE RULE 13E-3 TRANSACTION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

No securities regulatory authority has either approved or disapproved of the contents of this news release. This news release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. A free copy of the circular/prospectus, as well as other filings containing information about the Registrants, may be obtained at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents, free of charge, from BPY by accessing BPY’s website at bpy.brookfield.com or from BAM by accessing BAM’s website at bam.brookfield.com.

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Brookfield Asset Management Inc. is a leading global alternative asset manager with over US$600 billion of assets under management across real estate, infrastructure, renewable power, private equity and credit. Brookfield owns and operates long-life assets and businesses, many of which form the backbone of the global economy. Utilizing its global reach, access to large-scale capital and operational expertise, Brookfield offers a range of alternative investment products to investors around the world—including public and private pension plans, endowments and foundations, sovereign wealth funds, financial institutions, insurance companies and private wealth investors. Brookfield Asset Management is listed on the NYSE and the TSX under the symbols BAM and BAM.A, respectively.

Brookfield Property Partners through Brookfield Property Partners L.P. and its subsidiary Brookfield Property REIT Inc. is one of the world’s premier real estate companies, with approximately $88 billion in total assets. We own and operate iconic properties in the world’s major markets, and our global portfolio includes office, retail, multifamily, logistics, hospitality, triple net lease, manufactured housing and student housing. Further information is available at bpy.brookfield.com.

Brookfield Property Partners is the flagship real estate company of Brookfield Asset Management Inc., a leading global alternative asset manager with over $600 billion in assets under management. More information is available at www.brookfield.com.

For more information, please visit our website at www.brookfield.com or contact:

Investor Relations (Brookfield): Linda Northwood Tel: (416) 359-8647 Email: linda.northwood@brookfield.com

Investor Relations (BPY): Matt Cherry Tel: (212) 417-7488 Email: matthew.cherry@brookfield.com	Communications & Media (BPY): Kerrie McHugh Tel: (212) 618-3469 Email: kerrie.mchugh@brookfield.com

FORWARD-LOOKING STATEMENTS

This news release contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws. The word “will” and derivations thereof and other expressions that are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify forward-looking statements.

Forward-looking statements in this news release include statements with respect to the transaction described in this new release, the expected listing and de-listing of various securities on the TSX and Nasdaq and the redemption of BPYU’s 6.375% Series A Cumulative Redeemable Preferred Stock. Although BAM and BPY believe that such forward-looking statements and information are based upon reasonable assumptions and expectations, the reader should not place undue reliance on forward-looking statements and information as such statements and information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of BAM and/or BPY to differ materially from anticipated future results, performance or achievement expressed or implied by such forward-looking statements and information.